UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 28, 2023

HORMEL FOODS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-2402	41-0319970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Hormel Place, Austin, Minnesota	55912-3680
(Address of principal executive offices)	(Zip Code)

(507) 437-5611
Registrant’s telephone number, including area code
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01465 par value	HRL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

Hormel Foods Corporation (the Company) is filing this Current Report on Form 8-K (Form 8-K) to provide investors supplemental information related to a change in segment reporting in fiscal 2023. The Company is providing certain unaudited historical financial information, which has been recast to align with the new segment structure. This recast financial information is being provided to aid in comparability and has no impact on previously reported consolidated financial statements for any period.

On October 31, 2022, the beginning of the first quarter of fiscal 2023, the Company transitioned to a new strategic operating model, which aligns its businesses to be more agile, consumer and customer focused, and market driven. The Company transitioned from four operating segments: Grocery Products, Refrigerated Foods, Jennie-O Turkey Store, and International & Other to three operating and reportable segments: Retail, Foodservice, and International. The new reportable segments align with how the chief operating decision maker assesses performance and allocates resources.

The Retail segment consists primarily of the processing, marketing, and sale of food products sold predominantly in the retail market. This segment also includes the results from the Company’s MegaMex Foods, LLC joint venture.

The Foodservice segment consists primarily of the processing, marketing, and sale of food and nutritional products for foodservice, convenience store, and commercial customers.

The International segment processes, markets, and sells products internationally. This segment also includes the results from the Company’s international joint ventures and royalty arrangements.

For informational purposes, the Company's historical recast of certain segment data, reflective of the segment changes noted above, is included in this report.

HORMEL FOODS CORPORATION
HISTORICAL RECAST OF SEGMENT DATA
Unaudited

Fiscal 2022
	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
in thousands	January 30, 2022	May 1, 2022	May 1, 2022	July 31, 2022	July 31, 2022	October 30, 2022	October 30, 2022
Volume (lbs)
Retail	868,939	824,539	1,693,478	742,103	2,435,581	810,044	3,245,625
Foodservice	252,249	257,914	510,164	250,513	760,677	266,447	1,027,124
International	83,684	81,745	165,429	81,993	247,421	83,999	331,421
Total	1,204,872	1,164,198	2,369,070	1,074,609	3,443,679	1,160,490	4,604,169

Net Sales
Retail	$1,995,896	$2,000,695	$3,996,591	$1,924,553	$5,921,145	$2,066,454	$7,987,598
Foodservice	854,194	909,872	1,764,066	917,671	2,681,737	1,009,672	3,691,408
International	194,268	185,992	380,260	192,190	572,450	207,350	779,799
Total	$3,044,358	$3,096,559	$6,140,917	$3,034,414	$9,175,331	$3,283,475	$12,458,806

Segment Profit
Retail	$169,702	$190,186	$359,888	$163,092	$522,980	$198,852	$721,832
Foodservice	134,758	135,927	270,685	128,798	399,482	148,203	547,686
International	27,239	27,130	54,369	24,464	78,833	28,810	107,642
Total Segment Profit	$331,699	$353,243	$684,941	$316,354	$1,001,295	$375,865	$1,377,161

HORMEL FOODS CORPORATION
HISTORICAL RECAST OF SEGMENT DATA
Unaudited

Fiscal 2021
	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
in thousands	January 24, 2021	April 25, 2021	April 25, 2021	July 25, 2021	July 25, 2021	October 31, 2021	October 31, 2021
Volume (lbs)
Retail	885,458	857,709	1,743,167	822,818	2,565,985	980,339	3,546,324
Foodservice	207,759	246,751	454,510	252,047	706,557	301,111	1,007,667
International	86,489	88,488	174,977	105,770	280,746	98,399	379,145
Total	1,179,706	1,192,948	2,372,654	1,180,634	3,553,288	1,379,848	4,933,136

Net Sales
Retail	$1,689,867	$1,719,702	$3,409,569	$1,827,461	$5,237,030	$2,181,048	$7,418,079
Foodservice	572,588	696,169	1,268,757	817,783	2,086,540	1,043,634	3,130,174
International	198,692	190,750	389,442	218,426	607,868	230,068	837,936
Total	$2,461,147	$2,606,621	$5,067,768	$2,863,670	$7,931,438	$3,454,751	$11,386,189

Segment Profit
Retail	$184,567	$189,601	$374,168	$148,409	$522,576	$167,551	$690,127
Foodservice	80,987	95,115	176,102	92,523	268,625	163,367	431,992
International	26,963	23,787	50,751	26,865	77,615	38,970	116,585
Total Segment Profit	$292,517	$308,503	$601,020	$267,796	$868,817	$369,888	$1,238,704

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HORMEL FOODS CORPORATION
(Registrant)

Dated: February 28, 2023	By	/s/ PAUL R. KUEHNEMAN
PAUL R. KUEHNEMAN
Vice President and Controller

Dated: February 28, 2023	By	/s/ JACINTH C. SMILEY
JACINTH C. SMILEY
Executive Vice President and
Chief Financial Officer

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